UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K-A



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2002


                              The Classica Group, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        NEW YORK                   0-19721                      13-3413467
(STATE OR JURISDICTION           (COMMISSION                  (IRS EMPLOYER
   OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)


   1835 SWARTHMORE AVE, LAKEWOOD, NEW JERSEY                   08701
   (Address of principal executive offices)                 (zip code)



       Registrant's telephone number, including area code: (732) 363-3800

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         a. On December 31, 2002 ("the closing date"), The Classica Group, Inc.'s wholly owned subsidiary Cucina Classica Italiana, Inc. ("CCI") divested its Galbani(R) brand cheese and meat products importing and distribution business segment to Atalanta Corporation, a New York Corporation with offices at Atalanta Plaza, Elizabeth, New Jersey 07206 ("Atalanta"). CCI previously sold its domestic grated, shredded and dry cheese processing and distribution business segment to Tipico Products Company, Inc. ("Tipico"), an affiliate of Atalanta.

The nature and amount of the consideration received was:

         Cash                                                    $   980,394.88
         Assumption by Atalanta of a portion of the Trade
          Account Payable due to S.p.A. Egidio Galbani
          from CCI                                                   300,000.00
                                                                  --------------

         Total Consideration                                     $ 1,280,394.88
                                                                  ==============


The amount of the consideration was determined through arms length negotiations between the parties.

There was no material relationship between Atalanta, Tipico, and The Classica Group, Inc. or any of its affiliates, any director or officer of The Classica Group, Inc., or any associate of any such director or officer.

In this amended Form 8-KA the pro forma financial information provided in Item 7(b) includes the consideration received in the transactions, which was not previously presented.


Item 5.  OTHER EVENTS

On December 13, 2002, the Company completed a private placement of shares of its common stock at market from which the Company received gross proceeds of $1,030,000. The common stock issued in the transaction are subject to a registration rights agreement which, among other provisions, requires that the Company file to register the shares with the Securities and Exchange Commission within 30 days. (An extension of 7 days to January 20, 2003 has been obtained by the Company.) The Company intends to use the proceeds to fund the growth of its microwave technology segment.

The pro forma financial information provided in Item 7(b) includes the effect of this private placement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

b.       Pro Forma Financial Information.

                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               September 30, 2002

                                     ASSETS
                                  ------------
Current Assets:

          Cash and cash equivalents                                 $ 1,727,681

          Accounts receivable                                           313,440

          Inventories                                                   413,627

          Prepaid expenses and other current assets                     114,117
                                                                   -------------

               Total current assets                                   2,568,865

Property and equipment, net                                             447,731

Intangible assets, net                                                1,471,761

Other assets                                                             49,933
                                                                   -------------

          TOTAL   ASSETS                                            $ 4,538,290
                                                                   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                   LIABILITIES

Current Liabilities:
          Accounts payable                                            $ 642,137

          Accrued expenses                                               14,107
                                                                   -------------

          Total current liabilities                                     656,244
                                                                   -------------

                              STOCKHOLDERS' EQUITY

Preferred stock
          Class A participating convertible preferred shares, $1 par value, stated at liquidation value, authorized 200 shares of
          which 16.5 shares are issued and outstanding.                 397,898

Common stock
          Par value $.001 - 25,000,000 shares authorized, 4,846,594
          issued and outstanding                                          4,846

Additional paid-in-capital                                            5,648,132

Accumulated deficit                                                  (2,168,830)
                                                                   -------------

          Total Stockholders' Equity                                  3,882,046
                                                                   -------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 4,538,290
                                                                   =============

                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                 Pro Forma Consolidating Statement of Operations
               For the Nine Month Period Ended September 30, 2002
                        (Unaudited) (See footnote below)

                  Consolidated      Cucina          Classica            The
                  September 30,    Classica         Microwave         Classica
                      2002         Italiana       Technologies         Group
                 ---------------------------------------------------------------

Net revenue        $ 42,487           $  -          $  30,114        $ 12,373

Cost of sales             -              -                  -
                 ---------------------------------------------------------------

Gross profit         42,487              -             30,114          12,373


Selling, general
 and administrative
 expenses           978,169              -            444,834         533,335
                 ---------------------------------------------------------------

Income (loss)
 from continuing
  operations       (935,682)             -         $ (414,720)      $(520,962)
                               =================================================
Income from
  operations
  of CCI             90,829

Income from
  disposal of
  CCI assets        527,076
                 --------------

Net loss          $(317,777)
                 ==============

                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                 Pro Forma Consolidating Statement of Operations
                      For the Year Ended December 31, 2001
                        (Unaudited) (See footnote below)

                  Consolidated      Cucina          Classica            The
                  September 30,    Classica         Microwave         Classica
                      2002         Italiana       Technologies         Group
                 ---------------------------------------------------------------
Net revenue        $ 38,382            $ -            $ 443           $ 37,939

Cost of sales             -              -                -                  -
                 ---------------------------------------------------------------

Gross profit         38,382              -              443             37,939

Selling, general
 and administrative
 expenses           632,284              -          118,693            513,591
                 ---------------------------------------------------------------

Income (loss)
continuing
operations         (593,902)           $ -       $ (118,250)        $ (475,652)
                               =================================================
Discontinued
 Operations

   Income from
     operation
     of CCI         281,386

   Loss from
     operation
     of Deli
     King          (179,074)

   Income from
     disposal of
     CCI assets     527,076

   Loss from
     disposal
     of Deli
     King
     business      (728,494)
                 --------------

Net loss       $   (693,008)
                 ==============

c.       Exhibits

                Exhibit 10.1 Agreement with Atalanta for the sale of the import cheese business.

                Exhibit 10.2 Agreement with Tipico for the sale of the domestic cheese business.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                                            THE CLASSICA GROUP, INC.
                                            --------------------
                                                (Registrant)




Date:    JANUARY 13, 2003                   By:/s/ Scott G. Halperin
                                               ---------------------
                                                   Scott G. Halperin
                                                   Chairman and
                                                   Chief Executive Officer



         JANUARY 13, 2003                   By:/s/ Bernard F. Lillis, Jr.
                                              ---------------------------
                                                   Bernard F. Lillis, Jr.
                                                   Chief Financial Officer and
                                                   Chief Administrative Officer